WP Large Cap Income Plus Fund N-CSR

Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Charles S. Stoll, Principal Executive Officer of the WP Trust (the “registrant”), certify that:

1.	The N-CSR of the registrant for the fiscal year ended August 31, 2018 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Charles S. Stoll
Charles S. Stoll
Principal Executive Officer

Date:	November 2, 2018

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Justin Thompson, Principal Financial Officer of the WP Trust, (the “registrant”), certify that:

1.	The N-CSR of the registrant for the fiscal year ended August 31, 2018 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Justin Thompson
Justin Thompson
Principal Financial Officer

Date:	November 2, 2018

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.